UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                     September 4, 2003 (September 3, 2003)


                               UnionBancorp, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                      0-28846                36-3145350
 State or other jurisdiction         (Commission             (IRS Employer
       of Incorporation              File Number)           Identification No.)


                    122 West Madison Street, Ottawa, IL 61350
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (815) 433-7030
                                 --------------
              (Registrant's telephone number, including area code)

Item 5.        Other Events.

               On September 3, 2003, UnionBancorp, Inc. issued a news release to report the resignation of the Company's President and Chief Executive Officer. The release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.        Financial Statements and Exhibits.

               (a)    Exhibits.
                      --------

                      Exhibit Number
                      --------------

                      99.1 Press Release, dated September 3, 2003 issued by UnionBancorp, Inc.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      UNIONBANCORP, INC.

Dated:  September 3, 2003             /s/ DEWEY R. YAEGER
                                      ------------------------------------------
                                      Dewey R. Yaeger
                                      Interim President and Chief Executive
                                      Officer


Dated:  September 3, 2003             /s/ KURT R. STEVENSON
                                      -----------------------------------------
                                      Kurt R. Stevenson
                                      Vice President and Chief Financial Officer


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

                                  EXHIBIT INDEX

Exhibit Number
--------------

     99.1             Press Release, dated September 3, 2003 issued by
                      UnionBancorp, Inc.


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